SECURITIES AND EXCHANGE COMMISSION
    Washington, D.C. 20549



            FORM 8-K

          CURRENT REPORT


Pursuant to Section 13 or 15(d) of the
    Securities Exchange Act of 1934

Date of Report:  September 15, 1997
(Date of earliest event reported)

    GS Mortgage Securities Corporation II

      (Issuer in Respect of Commercial Mortgage Pass-Through
Certificates Series 1997-GL I)
  (Exact name of registrant as specified in charter)

Delaware                    33-99774-02            22-3442024
(State or other juris-      (Commission       (I.R.S. Employer
diction of organization)      File No.)     Identification No.)


85 Broad Street, New York, New York                   10004
(Address of principal executive offices)          (Zip Code)


Registrant's Telephone Number, including area code (212) 902-1000




















ITEM 5. OTHER EVENTS

         This Current Report on Form 8-K relates to the Trust Fund formed, and the Commercial Mortgage Pass-Through Certificates Series 1997-GL I issued, pursuant to a Pooling and Servicing Agreement, dated as of August 11, 1997
(the "Pooling and Servicing Agreement"), by and among GS Mortgage Securities Corporation II, as depositor, GMAC Commercial Mortgage Corporation, as master servicer and special servicer, LaSalle National Bank, as trustee and REMIC administrator, and ABN AMRO Bank, N.V., as fiscal agent. The Class A-1, Class A-2A, Class A-2B, Class A-2C, Class A-2D, Class X-1A, Class X-2, Class B, Class C, Class D, Class E, Class F and Class G Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (File No.333-27083) (the "Registration Statement").

         Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

         Pursuant to Section 3.20 of the Pooling and Servicing Agreement, the Trustee is filing this Current Report containing the quarterly financial statements with respect to Cadillac Fairview S.C.


         This Current Report is being filed by the Trustee, in its capacity as such under the Pooling and Servicing Agreement, on behalf of the Registrant. The information reported and contained herein has been supplied to the Trustee by one or more of the Master Servicer, the Special Servicer or other third parties without independent review or investigation by the Trustee. Pursuant to the Pooling and Servicing Agreement, the Trustee is not responsible for the accuracy or completeness of such information.


































ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS

         (c)     Exhibits



Exhibit No.                  Description



        99                   Quarterly Financial Statements with respect to
                        Cadillac Fairview S.C. pursuant to Section 3.20 of the Pooling and Servicing Agreement







Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                             LASALLE NATIONAL BANK, IN
                             ITS CAPACITY AS TRUSTEE
                             UNDER THE POOLING AND
                             SERVICING AGREEMENT ON
                              BEHALF OF GS MORTGAGE SECURITIES
                             CORPORATION II, REGISTRANT





                                  By: /s/ Russell Goldenberg
                                        Russell Goldenberg,
                                        Senior Vice President



Date: September 15, 1997


















                        Exhibit Index



Exhibit No.                  Description

99 Quarterly Financial Statements with respect to Cadillac Fairview S.C. pursuant to Section 3.20 of the Pooling and Servicing Agreement.











































                          Cadillac Fairview S.C. Finance,
                       as general partner of the Borrowers
                                                           (see attached)
                                                       Combined Balance Sheet
                                                            July 31, 1997
                                                              $(000's)

                                 Dover       Dover              Galleria at

Georgia  Northpark    Shannon
                               Commons        Mall  Esplanade  White Plains
Golden East   N.Dekalb       Mall   Southpark      Total
 Assets

 Rental properties            $  3,859    $ 36,604   $ 41,977      $ 49,263    $
21,224   $ 29,408   $ 31,266    $ 21,916   $235,515
 Amounts receivable                 88       2,273      1,754         2,592

795        585      1,490         912     10,489
 Other assets                     (474)      3,038      3,077         6,086

2,328      7,273      5,456       4,184     30,968
                              --------    --------   --------      --------    -
-------   --------   --------    --------   --------
                              $  3,472    $ 41,915   $ 46,808      $ 57,940    $
24,346   $ 37,266   $ 38,211    $ 27,012   $276,972
                              ========    ========   ========      ========
========   ========   ========    ========   ========

Liabilities

 Debt on rental properties    $  2,288    $ 33,022   $ 51,125      $ 68,730    $
21,882   $  9,947   $ 50,727    $ 20,888    258,609
 Accounts payable and
 accrued liabilities                24         638      1,163         2,340

400      2,379      1,699         576      9,220
 Deferred income                     1          48         79           149

119         17         59          17        488
                              --------    --------   --------      --------    -
-------   --------   --------    --------   --------
                                 2,313      33,708     52,366        71,219
22,401     12,343     52,485      21,481    268,317
                              ========    ========   ========      ========
========   ========   ========    ========   ========

Owners' Equity / Deficiency

Owners' equity/deficiency        1,159       8,207     (5,558)      (13,279)

1,945     24,924    (14,274)      5,532      8,655
                              --------    --------   --------      --------    -
-------   --------   --------    --------   --------
                              $  3,472    $ 41,915   $ 46,808      $ 57,940    $
24,346   $ 37,266   $ 38,211    $ 27,012   $276,972
                              ========    ========   ========      ========
========   ========   ========    ========   ========



                                     Dover Commons
                                  Statement of Income
                        for the nine months ended July 31, 1997


                 Current Quarter

Cumulative
------------------------------------------

----------------------------------------------
Variance

Variance     Variance
 as %age     Actual     Budget   Variance

Actual     Budget  Better(Worse)  as a %age
of budget

of budget
------------------------------------------

----------------------------------------------

                                                   Revenue
  -1.45%   $123,576   $125,400    $(1,824)           Rent

$340,198   $364,694      $(24,496)     -6.72%
                 --         --         --            Percentage rent

--         --            --
                                                     Recoveries

 231.53%     42,211     12,732     29,479             -Property operating

12,476     39,858       (27,382)    -68.70%
  -1.81%      5,486      5,587       (101)            -Realty taxes

16,415     14,557         1,858      12.76%
-100.00%          1         --          1           Miscellaneous

--         --            --
        ----------------------------------

-----------------------------------
  19.17%    171,274    143,719     27,555

369,089    419,109       (50,020)    -11.93%
        ----------------------------------

-----------------------------------
                                                   Expenses

                                                     Recoverable expenses

-100.00%      7,500     14,522      7,022             Realty taxes

22,500     14,522        (7,978)    100.00%
                                                      CAM indoor

 100.00%         --         25         25             CAM outdoor

218        125           (93)    -74.40%
-249.08%     44,274     12,683    (31,591)            HVAC

69,961     48,411       (21,550)    -44.51%
                 --         --         --             Electric

--         --            --
                 --         --         --             Water

--         --            --
                 --         --         --             Sprinkler

--         --            --
                 --         --         --             Food court

--         --            --
                 --         --         --             Insurance

--         --            --
                 --         --         --             Trash removal

--         --            --
                 --         --         --             Service center

--         --            --
                 --         --         --             Non-recoverable expenses

--         --            --
                                                      Administration

-464.84%      5,270        933     (4,337)            Specialty leasing

7,201      3,799        (3,402)    -89.55%
                 --         --         --             Utilities

--         --            --
-111.30%        729        345       (384)            Maintenance

2,651      3,570           919       25.74%
-267.00%        367        100       (267)            Management fee

686        300          (386)    -128.67%
  -1.97%      3,836      3,762        (74)

10,189     10,940           751        6.86%
        ----------------------------------

-----------------------------------
 -91.46%     61,976     32,370    (29,606)

113,406     81,666       (31,740)     -38.87%
        ----------------------------------

-----------------------------------
                                                      Net income before charges

                                                      for interest, depreciation

                                                      amortization of

                                                      nonrecoverable deferred

  -1.84%   $109,298   $111,349    $(2,051)            expenses and income taxes

$255,683   $337,443      $(81,760)    -24.23%
        ==================================

===================================

                                                             Dover Mall
                                                         Statement of Income
                                               for the nine months ended July
31, 1997


                 Current Quarter

Cumulative
------------------------------------------

---------------------------------------------
Variance

Variance     Variance
 as %age     Actual     Budget   Variance

Actual     Budget  Better(Worse)  as a %age
of budget

of budget
------------------------------------------

---------------------------------------------

   7.12% $1,190,416 $1,111,277  $  79,139          Revenue

$3,645,553 $3,550,493       $95,060       2.68%
2632.45%    283,027     10,358    272,669            Rent

543,792    222,674       321,118     144.21%
                                       --            Percentage rent

--         --            --
  -7.38%    505,154    545,379    (40,225)           Recoveries

1,538,345  1,476,629        61,716       4.18%
 -21.68%     53,542     68,366    (14,824)            -Property operating

230,825    198,668        32,157      16.19%
1981.89%     29,667      1,425     28,242             -Realty taxes

54,779      4,275        50,504    1181.38%
        ----------------------------------          Miscellaneous

-----------------------------------
  18.71%  2,061,806  1,736,805    325,001

6,013,294  5,452,740       560,556      10.28%
        ----------------------------------

-----------------------------------


                                                   Expenses

                                                     Recoverable expenses

                                                      Realty taxes

  31.66%     71,109    104,047     32,938             CAM indoor

267,889    312,140        44,251      14.18%
  25.95%      4,739      6,400      1,661             CAM outdoor

17,645     18,600           955       5.13%
  -0.89%    383,344    379,980     (3,364)            HVAC

1,097,441  1,228,618       131,177      10.68%
-172.54%     92,452     33,922   (58,530)             Electric

144,625    103,110       (41,515)     40.26%
                 --         --         --             Water

--         --            --
                 --         --         --             Sprinkler

--         --            --
                 --         --         --             Food court

--         --            --
 -28.56%     19,175     14,915     (4,260)            Insurance

45,425     42,145        (3,280)     -7.78%
                 --         --         --             Trash removal

--         --            --
                 --         --         --             Service center

--         --            --
                 --         --         --             Non-recoverable expenses

--         --            --
-217.31%    132,537     41,769    (90,768)            Administration

204,761    122,407       (82,354)    -67.28%
                 --         --         --             Specialty leasing

--         --            --
-19. 13%      2,859      2,400       (459)            Utilities

12,500      7,850        (4,650)    -59.24%
-440.09%     15,911      2,946    (12,965)            Maintenance

43,597     51,138         7,541      14.75%
   2.76%     33,303     34,249        946             Management fee

106,727    114,505         7,778       6.79%
        ----------------------------------

-----------------------------------
 -21.72%    755,429    620,628   (134,801)

1,940,610  2,000,513        59,902       2.99%
        ----------------------------------

-----------------------------------
                                                      Net income before charges
                                                      for interest, depreciation

                                                      amortization of
                                                      nonrecoverable deferred
  17.04% $1,306,377 $1,116,177   $190,200             expenses and income taxes

$4,072,684 $3,452,227      $620,458      17.97%
        ==================================

===================================

                                                              Esplanade
                                                         Statement of Income
                                               for the nine months ended July
31, 1997


                 Current Quarter

Cumulative
------------------------------------------

---------------------------------------------
 Variance

Variance     Variance
  as %age     Actual     Budget   Variance

Actual     Budget  Better(Worse)  as a %age
 of budget

of budget
------------------------------------------

---------------------------------------------

                                                   Revenue

    4.40% $1,797,434 $1,721,715    $75,719           Rent

$5,538,179 $5,350,931     $ 187,248       3.50%
  972.62%    129,433     12,067    117,366           Percentage rent

344,176    282,442        61,734      21.86%
                                                     Recoveries

    3.38%    955,648    924,373     31,275            -Property operating

2,683,200  2,834,146      (150,946)    100.00%
    3.06%    115,029    111,609      3,420            -Realty taxes

301,921    316,367       (14,446)     -4.57%
  100.00%      1,156         --      1,156          Miscellaneous

114,761         --       114,761     100.00%
        ----------------------------------

-----------------------------------
    8.27%  2,998,700  2,769,764    228,936

8,982,236  8,783,887       198,352       2.26%
        ----------------------------------

-----------------------------------
                                                   Expenses

    0.00%    125,432    125,432         --           Recoverable expenses

376,297    376,297            --       0.00%
   16.92%    333,495    401,431     67,936            Realty taxes

1,010,796  1,183,973       173,177      14.63%
  -43.57%    224,352    156,271    (68,081)           CAM indoor

522,719    517,623        (5,096)     -0.98%
                 --         --         --             CAM outdoor

   -0.81%    254,032    252,000     (2,032)           HVAC

711,126    714,700         3,574       0.50%
   32.48%      6,583      9,750      3,167            Electric

19,602     27,950         8,348      29.87%
   -6.85%      1,528      1,430        (98)           Water

2,828      4,290         1,462      34.08%
    3.95%     14,159     14,741        582            Sprinkler

45,088     44,534          (554)     -1.24%
                  --         --         --            Food court

   35.83%      5,469      8,523      3,054            Insurance

26,074     27,260         1,186       4.35%
                 --        200        200             Trash removal

--        400           400      100.00%
                                                      Service center

--         --            --
   10.98%     52,016     58,435      6,419            Non-recoverable expenses

152,755    151,143        (1,612)     -1.07%
               1,612         --     (1,612)           Administration

1,821         --        (1,821)   -100.00%
                                                      Specialty leasing

                  60         --        (60)           Utilities

150         --          (150)   -100.00%
   91.79%        355      4,326      3,971            Maintenance

2,098     10,278         8,180      79.59%
                                                      Management fee

   -6.19%     55,235     52,013     (3,222)

174,040    169,001        (5,039)     -2.98%
        ----------------------------------

-----------------------------------
    0.06%  1,074,328  1,084,552        689

176,287    179,278         2,991       1.67%
        ----------------------------------

-----------------------------------
                                                      Net income before charges

                                                      for interest, depreciation

                                                      amortization of

                                                      nonrecoverable deferred

   14.19% $1,924,372 $1,685,212   $239,160            expenses and income taxes

$8,805,948 $8,604,609      $201,343       2.34%
        ==================================

===================================


                                                      Galleria at White Plains
                                                         Statement of Income
                                               for the nine months ended July
31, 1997
                 Current Quarter

Cumulative
------------------------------------------

---------------------------------------------
 Variance

Variance     Variance
  as %age     Actual     Budget   Variance

Actual     Budget  Better(Worse)  as a %age
 of budget

of budget
------------------------------------------

---------------------------------------------

                                                   Revenue

    6.85%  2,393,466 $2,240,123   $153,343           Rent

$7,450,620 $6,998,417      $452,203       6.46%
 -162.73%    (15,159)    24,164    (39,323)          Percentage rent

67,023    105,341       (38,318)    -36.38%
   -3.55%  1,136,548  1,178,371    (41,823)          Recoveries

3,537,320  3,547,964       (10,644)    -0.30%
   -7.27%    536,228    578,238    (42,010)           -Property operating

1,584,619  1,650,587       (65,968)    -4.00%
 2187.92%    186,008      8,130    177,878            -Really taxes

244,553     24,390       220,163    902.68%
        ----------------------------------

-----------------------------------
    5.16%  4,237,091  4,029,026    208,065          Miscellaneous

12,884,136 12,326,699       557,435      4.52%
        ----------------------------------

-----------------------------------
                                                   Expenses
                                                     Recoverable expenses
    2.47%    675,157    692,276     17,119            Realty taxes

2,025,470  2,076,829        51,359      2.47%
                  --         --         --            CAM indoor

--         --            --
   18.96%    741,778    915,324    173,546            CAM outdoor

2,232,399  2,555,165       322,766     12.63%
   23.39%    306,852    400,530     93,678            HVAC

796,586  1,041,760       245,174     23.53%
                  --         --         --            Electric

--         --            --
                                                      Water

  #DIV/OI        250         --       (250)           Sprinkler

39,402     39,188          (214)    -0.55%
                  --         --         --            Food court

--         --            --
  -15.35%     94,306     81,755    (12,551)           Insurance

229,416    259,765        30,349     11.68%
                  --         --         --            Trash removal

--         --            --
                  --         --         --            Service center

--         --            --
                  --         --         --            Non-recoverable expenses

--         --            --
  -24.65%     66,750     53,549    (13,201)           Administration

231,065    170,243       (60,822)   -35.73%
 -100.00%        290         --       (290)           Specialty leasing

507         --          (507)  -100.00%
 -223.97%      9,719      3,000     (6,719)           Utilities

31,559      9,000       (22,559)  -250.66%
-5315.43%     17,546        324    (17,222)           Maintenance

35,179        972       (34,207) -3519.24%
  -14.14%     80,864     70,844    (10,020)           Management fee

226,327    218,437        (7,890)    -3.61%
        ----------------------------------

-----------------------------------
   10.11%  1,993,512  2,217,602    224,090

5,847,909  6,371,359       523,450      8.22%
        ----------------------------------

-----------------------------------
                                                      Net income before charges

                                                      for interest, depreciation

                                                      amortization of

                                                      nonrecoverable deferred

   23.86% $2,243,579 $1,811,424   $432,155            expenses and income taxes

$7,036,226 $5,955,340    $1,080,885     18.15%
        ==================================

===================================

                                                             Golden East
                                                         Statement of Income
                                               for the nine months ended July
31, 1997
                 Current Quarter

Cumulative
------------------------------------------

---------------------------------------------
 Variance

Variance     Variance
  as %age     Actual     Budget   Variance

Actual     Budget  Better(Worse)  as a %age
 of budget

of budget
------------------------------------------

---------------------------------------------

                                                   Revenue
    4.43%   $849,119   $813,118    $36,001           Rent

$2,606,850 $2,548,612       $58,238      2.29%
  104.46%    125,841     61,548     64,293           Percentage rent

405,715    348,645        57,070     16.37%
                                                     Recoveries

   -7.66%    282,015    305,396    (23,381)           -Property operating

676,937    924,039      (247,102)   -26.74%
  -14.33%     57,933     67,624     (9,691)           -Realty taxes

169,909    193,882       (23,973)   -12.36%
 1317.00%      4,251        300      3,951         Miscellaneous

17,523        900        16,623   1847.00%
         ---------------------------------

-----------------------------------
    5.70%  1,319,159  1,247,986     71,173

3,876,934  4,016,079      (139,144)    -3.46%
         ---------------------------------

-----------------------------------
                                                   Expenses

                                                     Recoverable expenses

    8.55%     72,280     79,034      6,754            Realty taxes

216,840    237,104        20,264      8.55%
   14.73%    179,564    210,580     31,016            CAM indoor

576,286    598,947        22,661      3.78%
   28.07%    102,535    142,539     40,004            CAM outdoor

249,374    320,981        71,607     22.31%
                  --         --         --            HVAC

--         --            --        --
                  --         --         --            Electric

--         --            --        --
                  --         --         --            Water

--         --            --        --
                  --         --         --            Sprinkler

--         --            --        --
    3.89%      6,519      6,783        264            Food court

26,714     22,479        (4,235)   -18.84%
                  --         --         --            Insurance

--         --            --        --
                  --         --         --            Trash removal

--         --            --        --
                  --         --         --            Service center

--         --            --        --
                                                      Non-recoverable expenses

 -115.62%     43,698     20,266    (23,432)           Administration

107,174     92,004      (15,170)    -16.49%
 -100.00%         --         --         --            Specialty leasing

216         --          (216)  -100 00%
   50.90%      1,113      2,267      1,154            Utilities

3,478      5,102         1,624     31.83%
  100.00%        201         --       (201)           Maintenance

(1,662)         --         1,662    100.00%
    4.60%     27,360     26,158     (1,202)           Management fee

84,107     86,397         2,290      2.65%
         ---------------------------------

-----------------------------------
   11.15%    433,270    487,627     54,357

1,262,527  1,363,014       100,487      7.37%
         ---------------------------------

-----------------------------------
                                                      Net income before charges

                                                      for interest, depreciation

                                                      amortization of

                                                      nonrecoverable deferred

   16.51%   $885,889   $760,359   $125,530            expenses and income taxes

$  2,614,407 $2,653,066      $(38,657)    -1.46%
         =================================

===================================

                              Georgia North Dekalb
                               Statement of Income
                     for the nine months ended July 31, 1997

                Current Quarter

Cumulative
------------------------------------------------
----------------------------------------------------
 Variance

Variance   Variance
 as a %age       Actual       Budget    Variance

Actual      Budget      Better{Worse} as a %age
 of budget

of budget
------------------------------------------------
----------------------------------------------------

                                                  Revenue
     8.15%   $  659,322    $  609,644  $ 49,678     Rent

$1,925,443    $1,834,868     $  90,575       4.94%
   -52.88%        7,384        15,671    (8,287)    Percentage rent

22,151        34,599       (12,448)    -35.98%
                                                    Recoveries
     0.33%      309,127       308,106     1,021       -Property operating

953,272       905,317        47,955       5.30%
   -32.06%       60,044        88,379   (28,335)      -Really taxes

237,870       239,324        (1,454)     -0.61%
  #DIV/O!         3,131            --     3,131     Miscellaneous

18,955            --        18,955     100.00%
          -------------------------------------

-------------------------------------
     1.68%    1,039,008     1,021,800    17,208

3,157,691     3,014,108       143,582       4.76%
          -------------------------------------

-------------------------------------
                                                  Expenses
                                                    Recoverable expenses
     9.59%      110,393       122,098    11,705       Realty taxes

331,180       366,294        35,114       9.59%
     0.87%      328,661       331,555     2,894       CAM indoor

959,796       983,425        23,629       2.40%
    79.19%        9,710        46,653    36,943       CAM outdoor

133,723       130,957        (2,766)     -2.11%
                     --            --        --       HVAC

--            --            --
    10.48%      115,605       129,135    13,530       Electric

348,317       392,939        44,622      11.36%
    -5.97%        3,941         3,719      (222)      Water

10,176        10,544           368       3.49%
                     --            --        --       Sprinkler
   -28.42%       31,864        24,813    (7,051)      Food court

102,732        95,107        (7,625)     -8.02%
                     --            --        --       Insurance

--            --            --
                     --            --        --       Trash removal

--            --            --
                     --            --        --       Service center

--            --            --
                                                  Non-recoverable expenses
   -33.79%       44,916        33,572   (11,344)     Administration

154,953        92,163       (62,790)    -68.13%
  -100.00%        1,250            --    (1,250)    Specialty leasing

7,446            --        (7,446)   -100.00%
 -4767.24%        2,823            58    (2,765)    Utilities

8,568           232        (8,336)  -3593.10%
    16.00%          315           375        60     Maintenance

7,965         3,125        (4,840)   -154.88%
   -18.20%       22,122        18,715    (3,407)    Management fee

59,747        56,024        (3,723)     -6.65%
          -------------------------------------

-------------------------------------
     5.50%      671,600       710,693    39,093

2,124,602     2,130,811         6,206       0.29%
          -------------------------------------

-------------------------------------


                                                  Net income before charges for
                                                  interest, depreciation,
amortiz-
                                                  ation of nonrecoverable
deferred
    18.10%   $  367,408    $  311,107  $ 56,301   expenses and income taxes

$1,033,089    $  883,296     $ 149,789      16.96%
          =====================================

=====================================

                                    Northpark
                               Statement of Income
                     for the nine months ended July 31, 1997

                Current Quarter

Cumulative
------------------------------------------------
----------------------------------------------------
 Variance

Variance   Variance
 as a %age       Actual       Budget    Variance

Actual      Budget      Better{Worse} as a %age
 of budget

of budget
------------------------------------------------
----------------------------------------------------

                                                  Revenue
     6.36%   $1,760,063    $1,654,760  $105,303     Rent

$5,276,906    $5,134,206     $ 142,700       2.78%
    35.49%       66,544        49,112    17,432     Percentage rent

275,611       227,639        47,972      21.07%
                                                    Recoveries
     7.26%    1,042,898       972,295    70,603       -Property operating

2,820,303     2,830,750       (10,447)     -0.37%
    -2.66%      135,409       139,107    (3,698)      -Realty taxes

355,538       431,595       (76,057)    -17.62%
   100.00%        8,234            --     8,234     Miscellaneous

82,707            --        82,707     100.00%
           ------------------------------------

--------------------------------------
     7.03%    3,013,148     2,815,274   197,874

8,811,064     8,624,190       186,875       2.17%
           ------------------------------------

--------------------------------------
                                                  Expenses
                                                    Recoverable expenses
     0.00%      139,214       139,214        --     Realty taxes

417,643       417,643            --       0.00%
    13.33%      398,555       351,684   (46,871)    CAM indoor

1,132,424     1,132,727           303       0.03%
    67.37%      167,022        99,791   (67,231)    CAM outdoor

344,455       366,387        21,932       5.99%
    12.05%      210,455       239,295    28,840     HVAC

617,548       651,762        34,214       5.25%
                     --            --        --     Electric

--            --            --
    16.25%        9,222        11,012     1,790     Water

27,789        29,681         1,892       6.37%
  -199.96%        7,577         2,526    (5,051)    Sprinkler

10,946         7,578        (3,368)    -44.44%
                     --            --        --     Food court
   141.08%       (3,259)        7,934    11,193     Insurance

8,558        23,803        15,245      64.05%
     4.63%        8,712         9,135       423     Trash removal

25,905        26,847           942       3.51%
                     --            --        --     Service center

--            --            --

                                                  Non-recoverable expenses
    31.46%       63,124        92,101    28,977     Administration

177,135       248,819        71,684      28.81%
                     --            --        --     Specialty leasing

--            --            --

                     --            --        --     Utilities
    27.68%          486           672       186     Maintenance

2,923         3,034           111       3.66%
    -0.62%       51,434        51,116      (318)    Management fee

161,686       159,064        (2,622)     -1.65%
           ------------------------------------

--------------------------------------
    -4.78%    1,052,542     1,004,480   (48,062)

2,927,012     3,067,345       140,333       4.58%
           ------------------------------------

--------------------------------------
                                                  Net income before charges for
                                                  interest, depreciation,
amortiz
                                                  ation of nonrecoverable
deferred
     8.27%  $ 1,960,606    $1,810,794  $149,812   expenses and income taxes

$5,884,052    $5,556,845     $ 327,208       5.89%
           ====================================

======================================

                                    Southpark
                               Statement of Income
                     for the nine months ended July 31, 1997

                Current Quarter

Cumulative
------------------------------------------------
----------------------------------------------------
 Variance

Variance   Variance
 as a %age       Actual       Budget    Variance

Actual      Budget      Better{Worse} as a %age
 of budget

of budget
------------------------------------------------
----------------------------------------------------

                                                    Revenue

   3.67%     $974,831      $940.355     $34,476       Rent

$3,029,295    $3,004,158       $25,137       0.84%
  30.11%       27,238        20,934       6,304       Percentage rent

122,100       115,830         6,270       5.41%
                                                      Recoveries

   1.48%      563,511       555,319       8,192         - Property operating

1,607,384     1,661,509       (54,125)    -3.26%
   9.24%       71,921        65,836       6,085         - Realty taxes

239,999       193,824       46,1752      23.82%
-100.00%       10,337            --      10,337       Miscellaneous

3,696            --         3,696   -100.00%
        ---------------------------------------

--------------------------------------
   4.13%    1,647,838     1,582,444      65,394

5,002,473     4,975,320        27,153       0.55%
        ---------------------------------------

--------------------------------------
                                                    Expenses

                                                      Recoverable expenses

  -0.57%       91,446        90,927        (519)        Realty taxes

274,339       272,781        (1,558)    -0.57%
  12.68%        4,213         4,825         612         CAM indoor

20,096        15,275        (4,821)   -31.56%
   4.09%      369,010       354,526     (14,484)        CAM outdoor

1,090,103     1,053,973       (36,130)    -3.43%
   9.92%       48,235        53,549       5,314         HAVC

142,608       154,164        11,556       7.50%
   8.63%      147,509       161,435      13,926         Electric

442,504       466,986        24,482       5.24%
 -25.74%       13,535        10,764      (2,771)        Water

37,728        32,087        (5,641)    -17.58%
                   --            --          --         Sprinkler

--            --            --         --
   1.50%       20,027        20,333         306         Food court

67,105        61,199        (5,906)     -9.65%
                   --            --          --         Insurance

--            --            --
                   --            --          --         Trash removal

--            --            --
                   --            --          --         Service center

--            --            --
                                                        Non-recoverabte expenses

 -46.28%       88,470        60,479     (27,991)        Administration

200,460       129,565       (70,895)    -54.72%
-100.00%        9,952            --      (9,952)        Specialty leasing

11,334            --       (11,334)   -100.00%
                   --            --          --         Utilities

--            --            --
-100.00%        1,248         7,125       5,877         Maintenance

14,277        14,250           (27)     -0.19%
  -0.17%       29,749        29,699         (50)        Management fee

92,165        95,390         3,225       3.38%
        ---------------------------------------

--------------------------------------
  -3.75%      823,394       793,662     (29,732)

2,392,719     2,295,669       (97,049)      4.23%
        ---------------------------------------

--------------------------------------
                                                    Net income before charges
for
                                                    interest, depreciation,
amortiz
                                                    ation of nonrecoverable
deferred
   4.52%      $824,444      $788,782    $35,662     expenses and income taxes

$2,609,755    $2,679,651      $(69,896)     -2.61%
        =======================================

======================================

                         Cadillac Fairview S.C. Finance
                          Combined Statement of Income
                     for the nine months ended July 31, 1997

                Current Quarter

Cumulative
------------------------------------------------
----------------------------------------------------
 Variance

Variance   Variance
 as a %age    Actual       Budget    Variance

Actual      Budget      Better{Worse} as a %age
 of budget

of budget
------------------------------------------------
----------------------------------------------------
                                                  Revenue
   5.77%  $ 9,748,227   $ 9,216,392  $  531,835     Rent
$ 29,813,044  $ 28,786,379   $ 1,026,665       3.57%
 222.05%      624,308       193,854     430,454     Percentage rent

1,780,568     1,337,170       443,398      33.16%
                   --            --          --     Recoveries

--            --            --
   0.73%    4,837,112     4,801,971      35,141       - Property operating

13,829,237    14,220,212      (390,975)     -2.75%
  -7.93%    1,035,592     1,124,746     (89,154)      - Realty taxes

3,137,096     3,238,804      (101,708)     -3.14%
2363.57%      242,785         9,855     232,930     Miscellaneous

536,974        29,565       507,409    1716.25%
         --------------------------------------
---------------------------------------
   7.44%   16,488,024   15,346,818    1,141,206

49,096,919    47,612,131     1,484,790       3.12%
         --------------------------------------
---------------------------------------
                                                  Expenses
                                                    Recoverable expenses
   5.49%    1,292,531     1,367,550      75,019       Realty taxes

3,932,158     4,073,610       141,452       3.47%
   4.38%    1,249,227     1,306,500      57,273       CAM indoor

3,717,261     3,933,072       215,811       5.49%
   3.12%    2,042,025     2,107,767      65,742       CAM outdoor

5,740,175     6,222,115       481,940       7.75%
   9.53%      657,994       727,296      69,302       HVAC

1,701,367     1,950,796       249,429      12.79%
   4.69%      517,146       542,570      25,424       Electric

1,501,947     1,574,625        72,678       4.62%
   4.86%       33,531        35,245       1,714       Water

134,697       139,450         4,753       3.41%
-130.16%        9,105         3,956      (5,149)      Sprinkler

13,774        11,868       (1,906)     -16.06%
 -13.90%      186,050       163,340     (22,710)      Food court

516,480       525,229         8,749       1.67%
 141.08%       (3,259)        7,934      11,193       Insurance

8,558        23,803        15,245      64.05%
  19.69%       14,181        17,658       3,477       Trash removal

51,979        54,107         2,128       3.93%
                   --           200         200       Service center

--           400           400     100.00%
                                                    Non-recoverable expenses
 -37.57%      496,781       361,104    (135,677)      Administration

1,235,504     1,010,143      (225,361)    -22.31%
-100.00%       13,104            --     (13,104)      Specialty leasing

21,324            --       (21,324)   -100.00%
-114.41%       17,303         8,070      (9,233)      Utilities

58,906        25,754       (33,152)   -128.73%
-129.58%       36,429        15,868     (20,561)      Maintenance

105,063        83,097       (21,966)    -26.43%
   6.05%      303,903       286,556     (17,347)      Management fee

914,988       909,758        (5,230)     -0.57%
         --------------------------------------
---------------------------------------
   1.23%    6,866,051     6,951,614      85,563

19,654,181    20,537,827       883,645       4.30%
         --------------------------------------
---------------------------------------
                                                  Net income before charges for
                                                  interest, depreciation,
amortiz-
                                                  ation of nonrecoverable
deferred
  14.61%  $ 9,621,973    $8,395,204  $1,226,769   expenses and income taxes
$ 29,442,738  $ 27,074,304    $2,368,435       8.75%
         ======================================
=======================================